Exhibit 10.2

EXECUTION VERSION

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, dated as of December 19, 2016 (this “Agreement”), among WESTAR ENERGY, INC., a Kansas corporation (the “Borrower”), KANSAS GAS AND ELECTRIC COMPANY, a Kansas corporation (the “Guarantor”), the several banks and other financial institutions or entities from time to time party to this Agreement (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the banks and other financial institutions party thereto and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of September 29, 2011, as amended by the First Extension Agreement, dated as of July 19, 2013, as further amended by the Second Extension Agreement, dated as of September 18, 2014 and as further amended by the Third Extension Agreement, dated as of September 17, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement, as they may be modified pursuant to this Agreement.

B. Whereas, on May 29, 2016, the Borrower and Great Plains Energy Incorporated, a Missouri Corporation (“Great Plains”) entered into an agreement and plan of merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which a wholly-owned subsidiary of Great Plains will merge with and into the Borrower, whereby the Borrower will become a wholly-owned subsidiary of Great Plains (the “Merger”).

C. Whereas, in connection with the Merger, the Borrower has requested certain amendments to the Credit Agreement and the parties hereto are willing to amend the Credit Agreement in the manner provided for herein, subject to the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENT

The Credit Agreement is hereby amended as follows:

(i) Section 1.1 is hereby amended by amended by adding the following defined terms in appropriate alphabetical order:

““Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

““Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

““EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

““EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

““EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.”

““Great Plains”: Great Plains Energy Incorporated, a Missouri corporation.”

““Merger”: the merger of a wholly-owned subsidiary of Great Plains into the Borrower, whereby the Borrower will become a wholly-owned subsidiary of Great Plains, pursuant to the Agreement and Plan of Merger, dated as of May 29, 2016, by and among the Borrower, Great Plains and the other parties party thereto, as it may be amended, restated, supplemented or otherwise modified from time to time.”

““Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(ii) Section 1.1 is further amended by amending and restating the following definitions in their entireties as follows:

““Change in Control”: shall be deemed to have occurred if (i) prior to the consummation of the Merger, (a) any “person” or “group” (within the meaning of Rule 13d-5, as in effect on the date hereof, promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall, after the date hereof, become the “beneficial owner” (within the meaning of Rule 13d-3, as in effect on the date hereof, promulgated by the SEC under the Exchange Act), of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower or (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by Persons who are not Continuing Directors and (ii) after giving effect to the Merger, any event or series of events shall occur by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of Great Plains or its Subsidiaries, or any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of thirty-three and one-third percent (33 1/3%) or more of the “voting equity interests” (meaning for this purpose the power under ordinary circumstances to vote for the election of members of the board of directors) of Great Plains; or (b) during any period of twelve

(12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Great Plains ceases to be composed of individuals (x) who were members of that board or equivalent governing body on the first day of such period, (y) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (z) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) Great Plains shall cease to own, directly or indirectly, beneficially and of record, 100% of the Capital Stock of the Borrower.”

““Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body (including the KCC and, after the consummation of the Merger, the Missouri Public Service Commission), court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).”

(iii) Section 1.1 is further amended by amending clause (iv) of the definition of “Defaulting Lender” by adding the words “or a Bail-In Action” after the words “Debtor Relief Law”.

(iv) Section 1.1 is further amended by adding the following language to the end of the definitions of “LIBOR”:

“Notwithstanding the foregoing, if LIBOR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”

(v) Section 1.1 is further amended by added the following language to the end of the definition of “LIBOR Market Index Rate”, immediately preceding the final period therein:

“; provided, that if such screen rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement”

(vi) Section 6.5 is hereby amended and restated in its entirety as follows:

6.5 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary of the Borrower) unless such transaction is (x) otherwise permitted under this Agreement and (y) upon terms no less favorable to the Borrower or the applicable Subsidiary of the Borrower than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate, or upon terms otherwise required by applicable Requirements of Laws.

(vii) Section 6.8 is hereby amended and restated in its entirety as follows:

6.8 Ownership of KGE. (a) Permit any issued and outstanding Capital Stock of KGE to be owned directly or indirectly, beneficially or of record, by any person other than (x) the Borrower and (y) after the consummation of the Merger, and solely to the extent that the covenant in the preceding clause (x) is satisfied, Great Plains, or (b) permit KGE to issue or have outstanding any rights, warrants, options or convertible or exchangeable securities entitling the holders thereof, conditionally or unconditionally, to purchase, subscribe for or otherwise receive shares of Capital Stock of KGE prior to the termination of the Revolving Commitments and the repayment of all Letters of Credit, Revolving Loans and other amounts owing to any Lender or the Administrative Agent hereunder.

(viii) Section 9 is hereby amended by adding a new Section 9.19 to read as follows:

9.19 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

II. CONDITIONS PRECEDENT

The amendments pursuant to Section I hereof shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Effective Date”):

(i) The Administrative Agent (or its counsel) shall have received from the Borrower, the Guarantor and from Lenders constituting Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic image scan transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(ii) The Borrower shall have paid all fees and reasonable expenses of the Administrative Agent and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Agreement.

(iii) The Administrative Agent shall have received a certificate, dated as of the Effective Date and signed by an authorized officer of the Borrower, confirming (i) no Default or Event of Default shall have occurred and be continuing on the Effective Date and after giving effect thereto and (ii) the representations and warranties set forth in Section III hereof, if not qualified as to materiality, shall be true and correct in all material respects and all other representations and warranties set forth in Section III hereof shall be true and correct, in each case on and as of the Effective Date with the same force and effect as if made on or as of the Effective Date (except for those representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties, if not qualified as to materiality, shall be true and correct in all material respects and all such other representations and warranties shall be true and correct, in each case as of such specific date).

III. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties contained in Section 3 of the Credit Agreement, if not qualified as to materiality, are true and correct in all material respects and all other representations and warranties set forth in Section 3 of the Credit Agreement are true and correct, in each case on and as of the Effective Date, both immediately before and after giving effect to this Agreement (except for those representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties, if not qualified as to materiality, shall be true and correct in all material respects and all such other representations and warranties shall be true and correct, in each case as of such specific date), (ii) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Agreement.

IV. ACKNOWLEDGMENT AND CONFIRMATION OF THE BORROWER AND THE GUARANTOR

Each of the Borrower and the Guarantor hereby confirms and agrees that after giving effect to this Agreement, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against each Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. Each of the Borrower and the Guarantor represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Borrower or the Guarantor has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Agreement. This acknowledgment and confirmation by the Borrower and the Guarantor is made and delivered to induce the Administrative Agent and the Lenders to enter into this Agreement. Each of the Borrower and the Guarantor acknowledges that the Administrative Agent and the Lenders would not enter into this Agreement in the absence of the acknowledgment and confirmation contained herein.

V. LIMITED CONSENT

(i) Subject to the satisfaction of the conditions set forth in Article II of this Agreement, the Lenders party hereto hereby each offer their limited consent to the Merger until the earlier of the following (each, a “Consent Termination Event”): (i) the “End Date” as defined in the Merger Agreement; (ii) the date the Merger Agreement is validly terminated in accordance with its terms; or (iii) the Merger Agreement is amended or modified or a consent or waiver is provided thereunder in any case in a manner that is materially adverse to the interests of the Lenders after the date hereof.

(ii) Upon the occurrence of any Consent Termination Event, (w) the limited consent set forth in Section V(i) hereof shall automatically terminate and be of no further force or effect, (x) all rights and remedies with respect to the matters set forth in Section V(i) hereof of the Administrative Agent and the Lenders under the Credit Agreement and any other Loan Document shall, without any further action by any person, automatically be reinstated as if the limited consent set forth in Section V(i) hereof had not become effective and (y) clause (ii) of the definition of “Change of Control” (as amended by Section I(ii) hereof) shall be deleted and given no further force or effect. This limited consent shall not constitute or be deemed to be a waiver of, consent to or departure from, any other term or provision in the Credit Agreement, which shall continue in full force and effect, nor shall this limited consent constitute a course of dealing among the parties.

VI. MISCELLANEOUS

(i) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

(ii) Full Force and Effect. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as modified hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

(iii) Expenses. Without limiting clause (ii) of Section II hereof, the Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents delivered in connection herewith.

(iv) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(v) Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

(vi) Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.

(vii) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or by email shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

WESTAR ENERGY, INC., as the Borrower

By:	/s/ Anthony D. Somma
Anthony D. Somma
Senior Vice President, Chief Financial Officer and Treasurer

KANSAS GAS AND ELECTRIC COMPANY, as the Guarantor

By:	/s/ Anthony D. Somma
Anthony D. Somma
Vice President and Treasurer

[Signature Page to Amendment Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Bridget Killackey
Name: Bridget Killackey
Title: Executive Director

[Signature Page to Amendment Agreement]

Bank of America, N.A., as a Lender

By:	/s/ Cheryl Lofgreen
Name: Cheryl Lofgreen
Title: Assistant Vice President

[Signature Page to Amendment Agreement]

Barclays Bank PLC, as a Lender

By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

[Signature Page to Amendment Agreement]

BNP Paribas, as a Lender

By:	/s/ Theodore Sheen
Name: Theodore Sheen
Title: Director

BNP Paribas, as a Lender

By:	/s/ Karima Omar
Name: Karima Omar
Title: Vice President

[Signature Page to Amendment Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Chidozie Ugochukwu
Name: Chidozie Ugochukwu
Title: Vice President

[Signature Page to Amendment Agreement]

COBANK, ACB, as a Lender

By:	/s/ Dustin Zubke
Name: Dustin Zubke
Title: Vice President

[Signature Page to Amendment Agreement]

REGIONS BANK, as a Lender

By:	/s/ Brian Walsh
Name:	Brian Walsh
Title:	Director

[Signature Page to Amendment Agreement]

TD Bank, N.A., as a Lender

By:	/s/ Shannon Batchman
Name: Shannon Batchman
Title: Senior Vice President

[Signature Page to Amendment Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

[Signature Page to Amendment Agreement]

The Bank of Tokyo-Mitsubishi UFJ, LTD., as a Lender

By:	/s/ Maria Ferradas
Name: Maria Ferradas
Title: Director

[Signature Page to Amendment Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

[Signature Page to Amendment Agreement]

UMB Bank, n.a., as a Lender

By:	/s/ Robert P. Elbert
Name: Robert P. Elbert
Title: Senior Vice President

[Signature Page to Amendment Agreement]

U.S. Bank National Association, as a Lender

By:	/s/ Michael T. Sagges
Name: Michael T. Sagges
Title: Vice President

[Signature Page to Amendment Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frederick W. Price
Name:	Frederick W. Price
Title:	Managing Director

[Signature Page to Amendment Agreement]